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Exhibit 21

Subsidiaries of Centro NP LLC

CA New Plan Acquisition Fund Delaware, LLC (DE)
CA New Plan Acquisition Fund Louisiana, LLC (DE)
CA New Plan Acquisition Fund Texas I, L.P. (TX)
CA New Plan Acquisition Fund Texas, LLC (TX)
CA New Plan Acquisition Fund, LLC (DE)
CA New Plan Asset LLC (DE)
CA New Plan Asset Partnership IV, LP (DE)
CA New Plan DIF Delaware, LLC (DE)
CA New Plan DIF Texas I, L.P. (TX)
CA New Plan DIF Texas, LLC (TX)
CA New Plan Fixed Rate Partnership, LP (DE)
CA New Plan Fixed Rate SPE LLC (DE)
CA New Plan IV (MD REIT)
CA New Plan Management, LLC (DE)
CA New Plan Sarasota Holdings SPE, LLC (DE)
CA New Plan Sarasota, L.P. (DE)
CA New Plan Texas Assets, LLC (DE)
CA New Plan V (MD REIT)
CA New Plan Venture Fund Delaware, LLC (DE)
CA New Plan Venture Fund Texas I, L.P. (TX)
CA New Plan Venture Fund Texas, LLC (TX)
CA New Plan Venture Fund, LLC (DE)
CA New Plan Venture Direct Investment Fund, LLC (DE)
CA New Plan Venture Partner (MD REIT)
CA New Plan VI (MD REIT)
CA New Plan Victoria Holdings SPE, LLC (DE)
CA New Plan Victoria, L.P. (DE)
CA New Plan Villa Monaco Holdings SPE, LLC (DE)
CA New Plan Villa Monaco, L.P. (DE)
Centro NP ERT, LLC (DE)
Centro NP Holdings 10 SPE, LLC
Centro NP Ivyridge SC, LLC (DE)
ERP Australian Member, LLC (DE)
ERP Financing, LLC (DE)
ERP Fox Run, LLC (DE)
ERP Hillcrest, LLC (DE)
ERP Mingo Marketplace, LLC (DE)
ERP of Midway, LLC (DE) f/k/a New Plan of Midway, Inc.
ERPF, LLC (DE)
ERT 163rd Street Mall, LLC (DE)
ERT AusMgt GP LLC (DE)
ERT AusMgt LP Corp. (DE)
ERT Australian Management, LP (DE)
ERT CIC, LLC (DE)
ERT Development Corporation (DE)
ERT Pointe Orlando, Inc. (NY)
Excel Realty Partners, L.P. (DE)
Excel Realty Trust—NC (NC)
Excel Realty Trust—ST, LLC (DE)
HK New Plan Arvada Plaza, LLC (DE)

HK New Plan Covered Sun, LLC (DE)
HK New Plan ERP Property Holdings, LLC (DE)
HK New Plan Exchange Property Holdings, I, LLC (DE)
HK New Plan Exchange Property Owner I LLC (DE)
HK New Plan Exchange Property Owner II, LP (DE)
HK New Plan Festival Center (IL), LLC (DE)
HK New Plan Hunt River Commons, LLC (DE)2
HK New Plan Karl Plaza GP, LLC (DE)
HK New Plan Karl Plaza, L.P. (DE)
HK New Plan Lower Tier OH, LLC (DE)
HK New Plan Macon Chapman TRS GP Company (DE Corp.)
HK New Plan Marwood Sunshine Cheyenne, LLC (DE)
HK New Plan Merchants Crossing, LLC (DE)
HK New Plan Mid Tier OH. LP. (DE)
HK New Plan OH TRS, Inc. (DE Corp.)
HK New Plan Olympia Corners, LLC (DE)
HK New Plan STH Lower Tier, LLC (DE)
HK New Plan STH Mid Tier I, LLC (DE)
HK New Plan STH Mid Tier II, LLC (DE)
HK New Plan STH Upper Tier I, LLC (DE)
HK New Plan STH Upper Tier II Company (MD REIT)
HK New Plan Vineyards GP LLC (DE)
HK New Plan Vineyards, LP (DE)
NC Properties #1, LLC (DE)
NC Properties #2, LLC (DE)
New Plan Australian Management, L.P. (DE)
New Plan Australian Member LLC (DE)
New Plan Baybrook Management Company, LLC (DE)
New Plan Baybrook Partner, LLC (DE)
New Plan Cinnaminson Urban Renewal, L.L.C. (NJ)
New Plan Conyers Crossroads Management Company II, LLC (DE)
New Plan Conyers Crossroads Management Company, LLC (DE)
New Plan Cummings Management Company, LLC (DE)
New Plan Cummings Partner, LLC (DE)
New Plan Disbursing LLC (DE)
New Plan DRP Trust (MD REIT)
New Plan East Cherokee Management Company, LLC (DE)
New Plan EastChase Management Company, LLC (DE)
New Plan ERP Limited Partner Company (MD REIT)
New Plan ERT HD Florida, LLC (DE)
New Plan ERT HD Louisiana, LLC (DE)
New Plan ERT HD Ohio, LLC (DE)
New Plan ERT Tyrone Gardens, LLC (DE)
New Plan Financing I, LLC (DE)
New Plan Florida Holdings, LLC (DE)
New Plan Flowery Branch Management Company, LLC (DE)
New Plan Hampton Village, LLC (DE)
New Plan Hickory Hollow Member, LLC (DE)
New Plan Hickory Hollow Owner, LLC (DE)
New Plan Hickory Hollow Property Manager, LLC (DE)
New Plan Institutional Retail Partner II, LLC (DE)
New Plan Institutional Retail Partner, LLC (DE)
New Plan Lake Grove Management Company, LLC (DE)
New Plan Maryland Holdings, LLC (DE)

New Plan Meridian Management Company, LLC (DE)
New Plan Midway Village SC, LLC (DE)
New Plan Montecito Marketplace Phase I Management Company, LLC (DE)
New Plan Montecito Marketplace Phase II Management Company, LLC (DE)
New Plan MP Management, LLC (DE)
New Plan New London Management Company, LLC (DE)
New Plan NPK Management I, LLC (DE)
New Plan NPK Redevelopment I, LLC (DE)
New Plan of Arlington Heights LLC (DE)
New Plan of Cinnaminson, Inc. (DE)
New Plan of Cinnaminson, LP (DE)
New Plan of Hillside Village, LLC (DE)
New Plan of Laurel Mall, LLC (DE)
New Plan of Memphis Commons, LLC (DE)
New Plan of Michigan Member, LLC (DE)
New Plan of Michigan, LLC (DE)
New Plan of New Garden, LLC (DE)
New Plan of Silver Points, LLC (DE)
New Plan of Tennessee, LLC (DE)
New Plan of West Ridge, LLC (DE)
New Plan Pennsylvania Holdings, LLC (DE)
New Plan Property Holding Company (MD REIT)
New Plan Quail Springs Management Company, LLC (DE)
New Plan Realty Trust, LLC (DE)
New Plan Riverplace Management Company, LLC (DE)
New Plan Skytop Pavilion Management Company, LLC (DE)
New Plan Tenaya Village Management Company, LLC (DE)
New Plan Tyrone Gardens Mgmt. Co., LLC (DE)
New Plan Wakefield Commons Management Company, LLC (DE)
New Plan Westgate Management Company LLC (DE)
New Plan Westgate Partners, LLC (DE)
New Plan Westpark Management Company, LLC (DE)
New Plan Westpark Management Company II, LLC (DE)
New Rolling Meadows Management Company, LLC (DE)
NewSem Tyrone Gardens Property Owner, LLC (DE)
NewSem Tyrone Gardens, LLC (DE)
NP AusMgt GP, LLC (DE)
NP AusMgt LP, LLC (DE)
NP of Tennessee, LP (DE)
NP/SSP Baybrook, LLC (DE)
NPHV, LLC (DE)
NPTN, Inc. (DE)
Pointe Orlando Development Company (CA)

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  Exhibit 21